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                                                                    EXHIBIT 99.2


           FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                              OUTDOOR SYSTEMS, INC.
                             A DELAWARE CORPORATION


         OUTDOOR SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the corporation (the "Corporation") is Outdoor Systems, Inc. The Corporation was originally incorporated under the same name, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 24, 1993. A Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 16, 1993, a Second Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on August 17, 1993, a Third Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 17, 1996, and a Certificate Regarding Retirement of Stock is being filed with the Secretary of State of Delaware contemporaneously herewith.

         2. The members of the Board of Directors of Outdoor Systems, Inc. adopted and approved the following amendment to the Third Restated Certificate of Incorporation of the Corporation.

         3. The stockholders of the Corporation voted in favor of the following amendment at the Annual Meeting of Stockholders held May 29, 1997.

         4. This Fourth Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Third Restated Certificate of Incorporation of this Corporation and incorporates the terms of the Certificate Regarding Retirement of Stock and has been duly adopted pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         5. Article IV, Section A, Subsection 1 of the Corporation's Third Amended and Restated Certificate of Incorporation shall be deleted in its entirety and amended to read as follows:

                  "Subsection 1. Authorized Stock; Designations. The total number of shares of stock which the Corporation shall have authority to issue is 212,000,000 divided into two (2) classes as follows:

                  (a) 200,000,000 shares shall be Common Stock, $.01 par value each (hereinafter referred to as the "Common Stock"); and

                  (b) 12,000,000 shares shall be Preferred Stock, $1.00 par value each (hereinafter referred to as "Preferred Stock").
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         The designations, preferences, limitations and relative rights of the classes of stock of the Corporation are as set forth in this Article
         IV."

         6. Article IV, Section A, Subsection 1(c),1(d) and 1(e); Article IV, Section A, Subsection 2; Article IV, Section A, Subsection 3(c); Article IV, Section C, Subsection 2; and Article IV, Sections D, E, F and G of the Third Amended and Restated Certificate of Incorporation of the Corporation are deleted in their entirety in connection with the retirement of Exchangeable Preferred Stock, Class A Preferred Stock and Class B Preferred Stock pursuant to the Certificate Regarding Retirement of Stock and Section 243 of the Delaware General Corporation Law.

         7. The text of the Third Amended and Restated Certificate of Incorporation as currently in effect is hereby restated to read in its entirety as attached hereto as Annex A.
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                                     ANNEX A

           FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                              OUTDOOR SYSTEMS, INC.

                                   ARTICLE I.
                                      NAME

         The name of the Corporation is OUTDOOR SYSTEMS, INC.


                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

         The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III.
                          PURPOSES AND INITIAL BUSINESS

         The purpose for which this Corporation is organized is to conduct or promote any lawful business or purposes as may be permitted by the laws of the State of Delaware.

                                   ARTICLE IV.
                               AUTHORIZED CAPITAL

         SECTION A. AUTHORIZED STOCK.

         Subsection 1. Authorized Stock; Designations. The total number of shares of stock which the Corporation shall have authority to issue is 212,000,000, divided into two (2) classes as follows:

         (a) 200,000,000 shares shall be Common Stock, $.01 par value each (hereinafter referred to as the "Common Stock"); and

         (b) 12,000,000 shares shall be Preferred Stock, $1.00 par value each (hereinafter referred to as the "Preferred Stock").

The designations, preferences, limitations and relative rights of the classes of stock of the Corporation are as set forth in this Article IV.

         Subsection 2. [INTENTIONALLY OMITTED]


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         Subsection 3. General Terms.

         (a) No Preemptive Rights. The holders of the shares of any class of stock shall not have any rights to convert such shares for shares of any other class or any other series of any class of capital stock of the Corporation, nor shall any such class be entitled as a matter of right to subscribe to, purchase, or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or of bonds, debentures or other evidences of indebtedness convertible into or exchangeable for shares, but all such new or additional shares of any class or bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares may be issued and disposed of by the Board of Directors on such terms and for such consideration, so far as may be permitted by other provisions set forth herein or as may be permitted by law, and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

         (b) Proof of Status. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders or of holders of any class of stock entitled to dividends or redemption payments or as a condition to the registration of a transfer of shares of any given class of stock on the Corporation's books, require the furnishing of such affidavits or other proof from the holders of such class of stock as it deems reasonably necessary to establish that no transfer that is not permitted by the terms of such class of stock has occurred with respect to such class. Each holder of stock shall comply with such requests.

         (c) [INTENTIONALLY OMITTED]

         (d) Shares of the Preferred Stock need not be issued for consideration of a value equal to their respective Face Amounts per share (if any); rather, to the extent permitted by Delaware law, shares of such stock may be issued for such consideration that is not less than the respective par value thereof, and for such corporate purposes as the Board of Directors of the Corporation may from time to time determine. If any such stock is issued in exchange for non-monetary consideration, the determination of the Board of Directors of the Corporation as to the value of such consideration shall be conclusive to the extent permitted by Delaware law.

         (e) Upon any stock split, stock dividend or reclassification, subdividing or combining outstanding shares of any class of the Corporation's capital stock, appropriate adjustment shall be made to any reference to numbers of shares or per share numbers contained herein.

         (f) The terms "hereof," "herein," and words of similar import in any section of Article IV shall be deemed to be references to provisions to such section of Article IV and not to the provisions of any other section of Article IV unless the context otherwise requires.



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         SECTION B. COMMON STOCK.

         Subsection 1. Relative Rights. All shares of Common Stock shall have identical rights and privileges in all respects.

         Subsection 2. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one (1) vote on all matters on which holders of Common Stock are entitled to vote. Cumulative voting by holders of shares of Common Stock is hereby denied.

         Subsection 3. Dividends. Shares of Common Stock shall be entitled to dividends in cash or other property if, when and as declared by the Board of Directors of the Corporation from funds legally available therefor, subject to the provisions relating to the preferred stock.

         Subsection 4. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of common stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class or series of Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.

         SECTION C. PREFERRED STOCK.

         The Preferred Stock may be created and issued from time to time in one or more series with such distinctive serial designations and:

         (1) may have such voting power, full or limited, or may be without such voting powers;

         (2) may be subject to redemption at such time or times and at such prices;

         (3) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to or in such relation to, the dividends payable on any other class or classes or series of stock;

         (4) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

         (5) may be convertible into, or exchangeable for, shares of any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments; and

         (6) shall have such other relative, participating, optional or special rights, and preferences, designations, qualifications, limitations or restrictions thereof;


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all as shall hereafter be stated and expressed in a resolution or resolutions providing for the issuance of such Preferred Stock from time to time adopted by the Board of Directors pursuant to the authority that is hereby vested in the Board of Directors; provided, however, that notwithstanding anything in this paragraph to the contrary, the Board of Directors shall not issue any shares of Preferred Stock which have rights that would conflict with, or cause the Corporation to violate, the terms applicable to any of the Corporation's shares of capital stock outstanding at the time of such issuance of Preferred Stock.

                                   ARTICLE V.
                               NUMBER OF DIRECTORS

         A. The number of directors which shall constitute the whole Board of Directors shall be not less than three (3) nor more than ten (10) and shall be fixed from time to time in accordance with the By-laws of the Corporation, as the same may be amended from time to time. The directors shall be divided into three classes, designated Class I, Class II, and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class III directors to expire at the 1999 Annual Meeting of Stockholders, the term of office of Class II directors to expire at the 1998 Annual Meeting of Stockholders, and the term of office of Class I directors to expire at the 1997 Annual Meeting of Stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

         B. Subject to the rights of the holders of any class or series of the Corporation's capital stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

         C. Notwithstanding the foregoing, whenever the holders of any shares of the Corporation's outstanding shares of preferred stock shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms hereof applicable thereto, or the resolution or resolutions of the Board of Directors relating to the issuance of such shares of preferred stock, and such directors so elected shall not be divided into classes pursuant to this Article unless expressly provided by such terms or such other resolution or resolutions.


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         D. Notwithstanding any other provisions hereof or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock required by law or this instrument or the resolution or resolutions of the Board of Directors relating to the issuance thereof, the affirmative vote of the holders of at least sixty percent of the voting power of all of the then-outstanding shares of Common Stock shall be required to alter, amend, repeal, or adopt any provision inconsistent with this Article V.

                                   ARTICLE VI.
                                    EXISTENCE

         The Corporation is to have perpetual existence.

                                  ARTICLE VII.
                             LIMITATION OF LIABILITY
                               AND INDEMNIFICATION

         A. Directors of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law,
(iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which a director derived an improper personal benefit.

         B. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendments.

                                  ARTICLE VIII.
                                     BY-LAWS

         The By-laws may be altered, amended or repealed or new By-laws may be adopted by (1) the holders of at least 66-2/3% of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article VIII as one class, or (2) the Board of Directors, at any regular meeting of the stockholders or the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-laws be contained in the notice of such special meeting.



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                                   ARTICLE IX.
                         MEETINGS AND BOOKS AND RECORDS

         Meetings of the stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to the provisions of any law or regulation) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide. The authority contemplated by Section 228 of the Delaware General Corporation Law that permits stockholders to take action by written consent is expressly denied to stockholders of this Corporation. Accordingly, the stockholders shall not have the ability to take any action unless such action is taken at an annual or special meeting of the stockholders.

                                   ARTICLE X.
                                   AMENDMENTS

         Subject to any express limitations set forth in this Fourth Amended and Restated Certificate, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Fourth Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


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         IN WITNESS WHEREOF, this Fourth Amended and Restated Certificate of
Incorporation of Outdoor Systems, Inc. has been executed by the Chairman of the Board of Directors this 29th day of May, 1997.



                                                  /s/ William S. Levine
                                                  ---------------------------
                                                  William S. Levine
                                                  Chairman of the Board


ATTESTED BY:



/s/ Bill M. Beverage
-------------------------
Bill M. Beverage
Secretary


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